UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 6, 2025

SOLAREDGE TECHNOLOGIES, INC
(Exact name of registrant as specified in its charter)

Delaware	001-36894	20-5338862
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Hamada Street, Herziliya Pituach, Israel	4673335
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone number, including area code: 972 (9) 957-6620

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SEDG	NASDAQ (Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ◻

Item 2.05.	Costs Associated with Exit or Disposal Activities

In continuation of the previously announced measures taken by the Company to align with current market conditions and reduce operating expenses, the Company announced on January 6, 2025, its intention to implement certain organizational changes aimed at enhancing operational cost efficiency, increasing organizational flexibility, and reallocating resources to further drive performance and financial stability (the "Restructuring Plan"). A copy of the letter sent to employees of the Company announcing the Restructuring Plan is attached hereto as Exhibit 99.1.

The Company expects to reduce its headcount by approximately 400 employees globally, lowering overhead expenses and enhancing efficiency in other operating areas. The Company currently estimates that it will recognize pre-tax charges to its GAAP financial results of approximately $3 million to $5 million consisting of severance, other one-time termination benefits, and other costs. These charges are primarily cash-based.

Reductions in the workforce are subject to local regulatory requirements and the Company expects to recognize the majority of these charges in the first quarter of fiscal 2025 with the remaining amount expected to be recognized during the remainder of fiscal 2025. Once the reductions in the workforce are completed, the Company anticipates that they will lead to a quarterly reduction in expenses of approximately $9 million to $11 million. The run rate savings do not reflect the aggregate expected costs to implement the Restructuring Plan.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K (“Form 8-K”) contains forward looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include information, among other things, concerning: our restructuring plan; our workforce reduction initiative; anticipated expense reductions and cost savings; possible or assumed future results of operations; future demands for solar energy solutions; business strategies; industry and regulatory environment; general economic conditions; potential growth opportunities; cancellations and pushouts of existing backlog; installation rates; and the effects of competition. These forward-looking statements are often characterized by the use of words such as “anticipate,” “believe,” “could,” “seek,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or similar expressions and the negative or plural of those terms and other like terminology.

Forward-looking statements are only predictions based on our current expectations and our projections about future events.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Given these factors, you should not place undue reliance on these forward-looking statements.  These factors include, but are not limited to, our ability to deliver on our restructuring plan and efforts and workforce reduction initiative; our future cash payments associated with these initiatives; potential future cost savings associated with such initiatives; potential future impairment charges; future demand for renewable energy including solar energy solutions; changes, elimination or expiration of government subsidies and economic incentives for on-grid solar energy applications; changes in the U.S. trade environment; federal, state, and local regulations governing the electric utility industry with respect to solar energy; changes in tax laws, tax treaties, and regulations or the interpretation of them, including the Inflation Reduction Act; the retail price of electricity derived from the utility grid or alternative energy sources; interest rates and supply of capital in the global financial markets in general and in the solar market specifically; competition, including introductions of power optimizer, inverter and solar photovoltaic system monitoring products by our competitors; developments in alternative technologies or improvements in distributed solar energy generation; historic cyclicality of the solar industry; product quality or performance problems in our products; our ability to forecast demand for our products accurately and to match production to such demand as well as our customers’ ability to forecast demand based on inventory levels; our dependence upon a small number of outside contract manufacturers and limited or single source suppliers; capacity constraints, delivery schedules, manufacturing yields, and costs of our contract manufacturers and availability of components; delays, disruptions, and quality control problems in manufacturing; existing and future responses to and effects of pandemics, epidemics, or other health crises; disruption in our global supply chain and rising prices of oil and raw materials as a result of various conflicts, including the evolving state of war in Israel; our customers’ financial stability and our ability to retain customers; our ability to retain key personnel and attract additional qualified personnel; our ability to manage effectively the growth of our organization and expansion into new markets and integration of acquired businesses; unrest and terrorism; macroeconomic conditions in our domestic and international markets, as well as inflation concerns, financial institutions instability, rising interest rates,  and recessionary concerns; consolidation in the solar industry among our customers and distributors; cyber incidents; and other matters discussed in the section entitled “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2023, filed on February 26, 2024 and our quarterly reports filed on Form 10-Q, Current Reports on Form 8-K and other reports filed with the SEC. All information set forth in this Form 8-K is as of the date of this Form 8-K.  The Company undertakes no duty or obligation to update any forward-looking statements contained in this Form 8-K, whether as a result of new information, future events or changes in its expectations or otherwise, except as may be required by applicable law, regulation or other competent legal authority.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Letter to employees dated January 6, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAREDGE TECHNOLOGIES, INC.

Date: January 6, 2025	By:	/s/ Ariel Porat
	Name:	Ariel Porat
	Title:	Chief Financial Officer